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                                                                    EXHIBIT (16)


                               POWER OF ATTORNEY

         The undersigned, being Officers and Trustees of the Van Kampen Harbor Fund (the "Fund"), a Delaware business trust, do hereby, in the capacities shown below, appoint Richard F. Powers, III, Stephen L. Boyd and A. Thomas Smith III, each of Oakbrook Terrace, Illinois, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all Registration Statements on Form N-14 and any amendments to such Registration Statements filed by the Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated:

       Signature                                   Title
       ---------                                   -----


/s/ RICHARD F. POWERS, III                   President, Trustee
--------------------------------
    Richard F. Powers, III


/s/ JOHN L. SULLIVAN                         Vice President, Chief Financial
---------------------------------            Officer and Treasurer
    John L. Sullivan


/s/ J. MILES BRANAGAN                        Trustee
---------------------------------
    J. Miles Branagan

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/s/  JERRY D. CHOATE                         Trustee
---------------------------------
     Jerry D. Choate


/s/  LINDA HUTTON HEAGY                      Trustee
---------------------------------
     Linda Hutton Heagy


/s/ R. CRAIG KENNEDY                         Trustee
---------------------------------
    R. Craig Kennedy


                                             Trustee
---------------------------------
    Mitchell M. Merin


                                             Trustee
---------------------------------
    Jack E. Nelson


/s/ PHILLIP B. ROONEY                        Trustee
---------------------------------
    Phillip B. Rooney


/s/ FERNANDO SISTO, Sc. D.                   Trustee
---------------------------------
    Fernando Sisto, Sc. D.


/s/ WAYNE W. WHALEN                          Trustee
---------------------------------
    Wayne W. Whalen


/s/ SUZANNE H. WOOLSEY                       Trustee
---------------------------------
    Suzanne H. Woolsey



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